EXHIBIT 99.1

GRANT PARK WEEKLY PERFORMANCE STATISTICS * 11/30/07
	Weekly ROR	MTD ROR	YTD ROR
Class A Units	-2.56%	-0.92%	11.63%
Class B Units	-2.58%	-1.00%	10.75%
* Subject to independent verification

      COMMENTARY FOR THE WEEK ENDED NOVEMBER 30, 2007

Grant Park sustained trading losses during the last week of November.  Positions in the energy markets, currencies, metals and interest rates were responsible for the majority of setbacks; gains came from the stock index sector.

Long positions in the energy sector reported losses after crude oil prices fell to their lowest levels since the end of October.  Talk of production increases by OPEC coupled with concerns of slowing economic growth in the U.S. sent crude prices tumbling for the week, pushing the January contract more than $9 lower to settle at $88.71 per barrel.  Prices for unleaded gasoline and heating oil also fell, adding to losses.

Long positions in the euro and Swiss franc resulted in setbacks as the U.S. dollar, which had come under pressure early in the week, rallied against its major trading partners by the end of the session.  The greenback initially traded lower after comments by U.S. Federal Reserve officials indicated that the central bank might be in a position to cut interest rates further but rallied late in the week amid heavy speculation that it was oversold relative to its counterparts.  Long positions in the Japanese yen lost ground as analysts suggested that talk of lower rates may have whetted investors’ appetite for risk, resulting in traders selling yen in order to purchase higher yielding currencies.

Gold prices fell more than $42 by Friday’s close, resulting in losses for long positions.  The February contract on COMEX settled at $789.10 per ounce as the drop in crude oil prices and the late-week rally by the dollar caused investors to liquidate long positions.

Long positions in the foreign bonds reported losses, particularly in the German bund.  Reports that inflation in the euro-zone is at 6-year highs, coupled with a larger-than-expected fall in unemployment and a positive survey on business sentiment sent bund prices lower.  Japanese Government bonds also traded lower, causing losses to long positions.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE, OFFERING BY PROSPECTUS ONLY

INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL. IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION. DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

555 West Jackson Blvd, Suite 600
Chicago, IL 60661
(312) 756-4450 • (800) 217-7955 • FAX (312) 756-4452
Performance Hotline: (866) 516-1574
 website: www.dearborncapital.com
e-mail: funds@dearborncapital.com

Lastly, long positions in the stock index sector were profitable after global equities markets settled higher for the week.  Comments from U.S. central bank officials indicating that interest rates could be headed lower sparked the largest two-day equity rally in five years, resulting in gains for positions in the S&P Composite Index and Nasdaq-100.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE, OFFERING BY PROSPECTUS ONLY

INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL. IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION. DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

555 West Jackson Blvd, Suite 600
Chicago, IL 60661
(312) 756-4450 • (800) 217-7955 • FAX (312) 756-4452
Performance Hotline: (866) 516-1574
 website: www.dearborncapital.com
e-mail: funds@dearborncapital.com